THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln InvestmentSolutionsSM Variable Annuity
Lincoln Investor AdvantageSM RIA Variable Annuity

Supplement dated February 16, 2016 to the Prospectus dated May 1, 2015

This Supplement discusses new distribution provisions that apply to your variable annuity contract. All other provisions of your contract remain unchanged. Please retain this Supplement for future reference.

The Contracts – Purchase of Contracts. The first paragraph of this section is deleted and replaced with the following paragraph:

If you wish to purchase a contract, you may submit an application to us, or if you are a resident of Florida or Nevada, to a registered representative authorized by us. When we receive your application, we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.

Distribution of the Contracts. The first paragraph of this section is deleted and replaced with the following paragraph:

Lincoln Financial Distributors, Inc. (“LFD”) serves as distributor and Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. Applications for the Contracts will be accepted at our Home Office. The Principal Underwriter has also entered into selling agreements with Lincoln Financial Investment Services Corporation (“LFISC”), and Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”) each an affiliate of ours. While the Principal Underwriter has the legal authority to make payments to LFISC and LFN, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties. We pay LFD a wholesaling allowance for distribution of the contract.

The following paragraph is also added to this section:

Compensation Paid to LFN. No commissions are paid to LFN in connection with the sale of this contract. However, Lincoln Life pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts that are sold through LFN may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.